                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):      January 31, 2002
                                                           ----------------


                          iDine Rewards Network Inc.
                -----------------------------------------------
                (Exact Name of Registrant Specified in Charter)


      Delaware                     001-13806               84-6028875
---------------------              ---------               ----------
  (State or Other               (Commission File         (I.R.S. Employer
  Jurisdiction of                    Number)            Identification No.)
  Incorporation)



          11900 Biscayne Boulevard
              Miami, Florida                                  33181
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  (Address of Principal Executive Offices)                 (Zip Code)




 Registrant's telephone number, including area code:         (305) 892-3300
                                                          ----------------------


                            Transmedia Network Inc.
    -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events

     Effective February 1, 2002, Transmedia Network Inc. will officially change its name to iDine Rewards Network Inc. Also, effective February 1, 2002, shares of the Company's Common Stock will commence trading on the American Stock Exchange and the Philadelphia Stock Exchange under the new ticker symbol IRN and its Series A Preferred Stock will trade on the Philadelphia Stock Exchange under the new ticker symbol IRN Pr A.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        IDINE REWARDS NETWORK INC.


                        By: /S/ Stephen E. Lerch
                            --------------------------------
                            Stephen E. Lerch
                            Executive Vice President and Chief Financial Officer



Dated: January 31, 2002
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                                 EXHIBIT INDEX

     Exhibit
     Number     Description
     ------     -----------

      99.2      Press Release dated January 31, 2002
      99.3 Certificate of Ownership and Merging iDine.com, Inc. into Transmedia Network Inc.